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                                                                 EXHIBIT 10.17


                                  AMENDMENT TO
                   AMENDED AND RESTATED PARTNERSHIP AGREEMENT
                                       OF
                               OPPENHEIMER CAPITAL

         This Amendment to Amended and Restated Partnership Agreement of Oppenheimer Capital, dated as of December 1, 1997 (this "Amendment Agreement"), is entered into by and among Value Advisors LLC, a Delaware limited liability company and the managing partner ("Value Advisors") and Oppenheimer Capital, L.P., a Delaware limited partnership and a partner ("Opcap LP") (each of Value Advisors and Opcap LP are each a "Partner" and are collectively the "Partners").

                              W I T N E S S E T H :

         WHEREAS, Oppenheimer Capital (the "Partnership") has been formed and was continued as a general partnership under the Uniform Partnership Law of the State of Delaware (6 Del.C. ss. 1501, et seq.) pursuant to an Amended and Restated Partnership Agreement of the Partnership, dated as of March 14, 1991 (as amended, the "Partnership Agreement");

         WHEREAS, the Partners are the sole partners of the Partnership;

         WHEREAS, the Partners desire to amend the Partnership Agreement to change the Fiscal Year (as defined in the Partnership Agreement) from "April 30" to "December 31";

         WHEREAS, pursuant to Section 6.01 of the Partnership Agreement, Value Advisors as the Managing Partner (as defined in the Partnership Agreement), has the authority to change the Fiscal Year, for either accounting or tax purposes, if Value Advisors, in its sole discretion, subject to approval of the Internal Revenue Service, shall determine such change to be legally required or to be necessary or appropriate to the business of the Partnership;

         WHEREAS, Value Advisors as the Managing Partner has determined that the change of the Fiscal Year for accounting and tax purposes is necessary or appropriate to the business of the Partnership;



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         WHEREAS, each of the Partners has determined that this Amendment of the
Partnership Agreement is not directly and materially adverse to the holders of Units (as defined in the Op L.P. Agreement) (as defined in the Partnership Agreement); and

         WHEREAS, the undersigned, being all of the partners of the Partnership, to accomplish the foregoing, desire to amend the Partnership Agreement in the manner set forth herein.

         NOW, THEREFORE, the undersigned, in consideration of the premises, covenants and agreements contained herein, do hereby agree as follows:

         1. Amendment to Section 6.01 of the Partnership Agreement. Section 6.01 of the Partnership Agreement is hereby amended by deleting the date "April 30" in the first sentence of Section 6.01 of the Partnership Agreement and inserting in lieu thereof, the date "December 31".

         2. Future Cooperation. Each Partner agrees to cooperate at all times from and after the date hereof with respect to all of the matters described herein, and to execute such further documents as may be reasonably requested for the purpose of giving effect to, or evidencing the transactions contemplated by, this Amendment Agreement.

         3. Binding Effect. This Amendment Agreement shall be binding upon, and shall enure to the benefit of, the Partners and their respective successors and assigns.

         4. Execution in Counterparts. This Amendment Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         5. Agreement in Effect. Except as hereby amended, the Partnership Agreement shall remain in full force and effect.



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         6. Governing Law. This Amendment Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, all rights and remedies being governed by such laws, without regard to principles of conflict of laws rules.

         IN WITNESS WHEREOF, the Partners have caused this Amendment Agreement to be duly executed as of the day and year first above written.

                                        VALUE ADVISORS LLC



                                        By: /s/ RICHARD M. WEIL
                                            -----------------------------------
                                            Name:   Richard M. Weil
                                            Title:  Senior Vice President



                                        OPPENHEIMER CAPITAL, L.P.

                                        By:  PIMCO PARTNERS, G.P.,
                                             its General Partner


                                             By: /s/ RICHARD M. WEIL
                                                 ------------------------------
                                                 Richard M. Weil
                                                 Senior Vice President
                                                 Pursuant to authorization
                                                 granted to the Management
                                                 Board pursuant to that certain
                                                 Written Action dated
                                                 November 4, 1997